Mirae Asset Discovery Funds

Emerging Markets Sector Leader Fund

Emerging Markets Great Consumer Fund

Supplement dated March 28, 2013 to the Prospectus and Statement of Additional Information,

each dated August 28, 2012 (as amended October 19, 2012)

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Trust’s Prospectus and Statement of Additional Information dated August 28, 2012, as amended October 19, 2012.  This Supplement relates only to the Emerging Markets Sector Leader Fund (“EM Sector Leader Fund”) and the Emerging Markets Great Consumer Fund (“EM Great Consumer Fund”) (collectively, the “Funds”).

On March 26, 2013, the Board of Trustees of the Trust approved the termination of the sub-advisory agreement between Mirae Asset Global Investments (USA) LLC (“Mirae Asset USA”) and Mirae Asset Global Investimentos (Brasil) Gestão de Recursos Ltda. (“Mirae Asset Brazil”) with respect to EM Sector Leader Fund and EM Great Consumer Fund.  Effective March 27, 2013, Mirae Asset Brazil is no longer a sub-manager to the Funds and all references to Mirae Asset Brazil in the Prospectus and Statement of Additional Information are hereby deleted.

Furthermore, effective February 18, 2013, Young Hwan Kim, a portfolio manager to the EM Sector Leader Fund and EM Great Consumer Fund, was transferred to the offices of Mirae Asset USA as a portfolio manager.  Therefore, the “Recent Professional Experience” relating to Mr. Kim listed in the “Management of the Funds” section of the Prospectus is hereby deleted in its entirety and replaced with the following:

Young Hwan Kim is a Portfolio Manager with Mirae Asset USA.  Prior to joining Mirae Asset USA in 2013, he was Chief Investment Officer - Latin America at Mirae Asset Brazil. Prior to that, from 2007 to 2008, he was Head of Latin American Equities at Mirae Asset Global Investments Management (UK) Ltd.  During the period 2004 to 2007, Mr. Kim worked at Mirae Asset Global Investments Co., Ltd. in Seoul, where he managed a large cap growth fund, headed the pension fund division and was responsible for small- and mid-cap equity portfolios. He holds an M.B.A. and a Bachelor of Politics and Diplomacy degree from Yonsei University in Seoul. Mr. Kim is based in New York and is fluent in Korean.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE